UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
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☒ Preliminary Information Statement
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☐ Definitive Information Statement

ALPHA NUTRA, INC.

(Name of Registrant as Specified In Its Charter)

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ALPHA NUTRA, INC.
1900 Ninth Street, 3rd Floor
Boulder, Colorado 80302
(303) 449-7733

NOTICE OF STOCKHOLDER ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS
___________________

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is furnished to the stockholders of Alpha Nutra, Inc., a Nevada corporation (the “Company”), in connection with the approval by our Board of Directors and a majority of the stockholders of our common stock to do the following:

1.
Amend the Company’s Articles of Incorporation to change the name of the Company to “China Broadband, Inc.” to reflect the Company’s acquisition of an operating broadband cable internet business in the Jinan region of the People’s Republic of China.

Stockholders of record at the close of business on March 27, 2007 are entitled to notice of this stockholder action by written consent. Stockholders representing a majority of our issued and outstanding shares of common stock have consented in writing to the action to be taken. Accordingly, your approval is not required and is not being sought and you will not have dissenters rights.

Please read this notice carefully. It describes the change in the Company’s name and contains certain related information. Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street NE, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the name change cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders. We anticipate that the amendment will become effective on or after April 30, 2007.

By Order of the Board of Directors
/s/ Clive Ng
By: Clive Ng
Its: Chairman, President and Director

PRELIMINARY INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE
SECURITIES AND EXCHANGE ACT OF 1934 AND
REGULATION 14C AND SCHEDULE 14C THEREUNDER

This Information Statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.001, of Alpha Nutra, Inc., a Nevada corporation as of March 27, 2007 (the “Record Date”). The purpose of this Information Statement is to provide notice that a majority of the Company’s stockholders, have, by written consent, approved of an amendment to the Articles of Incorporation to change the Company’s name from “Alpha Nutra, Inc.” to “China Broadband, Inc.” (the “Name Change”).

This Information Statement will be mailed on or about April 9, 2007 to those persons who were stockholders of the Company as of the close of business on the Record Date, March 27, 2007. The Name Change is expected to become effective on or after April 30, 2007. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

As a majority of the Company’s stockholders have already approved of the Name Change by written consent, the Company is not seeking approval for the Name Change from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the Name Change. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the Name Change as required by the Securities Exchange Act of 1934 (the “Exchange Act.”).

REASONS FOR NAME CHANGE AND RECENT CHANGE OF CONTROL

Effective as of January 23, 2007, we acquired all of the shares of China Broadband Ltd., a Cayman Islands company (“China Broadband Cayman”) in exchange for our issuance of 37,865,506 shares of common stock to these four shareholders and assumption of certain of China Broadband Cayman’s obligations to issue shares (the “Share Exchange”). At the time of the Share Exchange, China Broadband Cayman, through its subsidiary in the People’s Republic of China (“China”), had entered into agreements to acquire a broadband cable business in the city of Jinan, in the Shandong region of China. Pursuant to definitive agreements recently entered into and our business license acquired on March 21, 2007, we expect that we will begin to operate this business on or about April 1, 2007 as a joint venture with its former parent. As a result of the Share Exchange a change of control occurred on January 23, 2007, and Mr. Mark L. Baum, our principal shareholder prior to the share exchange, and James J. Panther, each resigned as officers and directors and appointed new management. Additional information relating to the Share Exchange and change of control can be found in the Company’s Current Report on Form 8-K dated January 23, 2007 and other reports of the Company, as may be amended.

ACTION TAKEN BY WRITTEN CONSENT

The Company’s Board of Directors approved the Name Change by written consent dated as of March 21, 2007 and fixed March 27, 2007 as the Record Date for determining the stockholders entitled to give written consent to the Name Change. As of March 27, 2007, two shareholders, 88 Holdings, Inc. and China Broadband Partners, Ltd., both of which are entities controlled and beneficially owned by our President and Chairman, Clive Ng, holding an aggregate of 34,582,753 shares of the Company’s outstanding common stock (or 71% of our outstanding common stock) voted in favor of the Name Change.

Pursuant to Section 78.390 of the Nevada Revised Statutes (the “NRS”), the approval of a majority of the Company’s voting power is required in order to effect the Name Change. Section 78.320(2) of the NRS eliminates the need to hold a special meeting of the Company’s stockholders to approve the Name Change by providing that, unless Company’s Articles of Incorporation or Bylaws state otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the Company’s voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change as early as possible, the Company’s Board of Directors resolved to proceed with the Name Change by written consent of the Company’s majority stockholders.

EXPECTED DATE FOR EFFECTING THE NAME CHANGE

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Name Change cannot be effected until 20 days after the date this Information Statement is sent to the Company’s stockholders. This Information Statement will be sent on or about April 9, 2007 (the “Mailing Date”) to the stockholders of the Company as of the Record Date. The Company expects to effect the Name Change by filing a Certificate of Amendment with the Nevada Secretary of State approximately 20 days after the Mailing Date. The effective date of the Name Change is expected to be on or about April 30, 2007 (the “Effective Date”).

Pursuant to Subsection 78.390(5) of the NRS and the consent resolutions adopted by a majority of the stockholders, notwithstanding the fact that the Name Change has been approved by the Company’s majority stockholders, the Company’s Board of Directors may, by resolution, abandon the Name Change at any time prior to the effective date of the Name Change without any further action by the Company’s stockholders.

OUTSTANDING VOTING STOCK OF THE COMPANY

The Board of Directors of the Company fixed the close of business on March 27, 2007 as the Record Date for determining the stockholders entitled to approve the Name Change and to receive copies of this Information Statement. As of the Record Date, there were 47,308,000 shares of common stock outstanding with an additional 1,435,000 issuable in escrow. The Company’s common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our Common Stock beneficially owned as of March 27, 2007 for (i) each shareholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of our knowledge, subject to community and martial property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. At March 18, 2007 we had 48,743,000 shares of Common Stock outstanding (inclusive of 1,435,000 shares issued in escrow) with 5,000,000 shares issuable upon exercise of warrants at $.60 per share and 3,282,500 shares issuable upon exercise of the Common Stock Purchase Warrants.

Name of Beneficial Owner	Amount of Beneficial Ownership(1)		Percent of Beneficial Ownership(1)
Clive Ng (2)
88 Holings, Inc.	5,017,753	(3)	73.9%
China Broadband Partners, Ltd.	31,000,000
Jiang Bing(4)	0		*
Pu Yue(5)	0		*
Mark L. Baum, Esq.(6)	3,000,000	(6)	5.9%

All directors and executive officers	36,017,753		72.3%

(1)  Indicates shares held on the date hereof.
(2)  Addresses of Clive Ng is c/o China Broadband Ltd., 1900 Ninth Street, 3rd Floor, Boulder, Colorado 80302.
(3)  Includes 3,582,753 shares issued to 88 Holdings, Inc. and 31,000,000 shares and held by China Broadband Partners, Ltd., pursuant to Share Exchange. Mr. Ng controls and holds beneficial ownership over these entities. Also includes 1,435,000 shares to be issued and held in escrow on behalf of the former shareholders of China Broadband Cayman, over which Mr. Ng has voting control, which shares may be cancelled in the event that shares are issued by the company under private or other offerings. Mr. Ng. disclaims all beneficial ownership over 124,407 of these escrow shares.
(4)  Addresses of Jiang Bing is No. 32, Jing Shi Yi Road, Jinan, Shandong 250014.
(5)  Address of Pu Yue is Apartment 2001, Bld. 2 , No. 1 Xiangheyman Road, Dongcheng District, Beijing, China 100028.
(6)  Indicates shares held by BCGU, LLC which is owned by Mr. Baum and Mr. Panther, our former directors and executive officers, before the closing of the Share Exchange. Address of Mark Baum is c/o 2038 Corte Del Nogal, Suite 110, Carlsbad, California 92011. Share amounts include warrants to purchase 500,000 Shares exercisable at $.60 per share to be issued at closing of this offering, all of which are exercisable within 60 days of the date of the first closing of the offering.

AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

A Certificate of Amendment to the Company’s Articles of Incorporation is expected to be filed with the Nevada Secretary of State with respect to the Name Change 20 days after the date the definitive Information Statement is sent to the Company’s stockholders. The Effective Date of the Name Change is expected to be April 30, 2007. However, the Company’s Board of Directors reserves the right to abandon the Name Change at any time prior to the Effective Date if they deem it appropriate to do so.

DISSENTER’S RIGHTS OF APPRAISAL

The Nevada Revised Statutes do not provide for dissenter’s rights in connection with the proposed amendment to our Articles of Incorporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to our Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

The following is a "safe harbor" statement under the Private Securities Litigation Reform Act of 1995: Statements contained in this document that are not based on historical facts are "forward-looking statements". Terms such as "anticipates", "believes", "estimates", "expects", "plans", "predicts", "may", "should", "will", the negative thereof and similar expressions are intended to identify forward-looking statements. Such statements are by nature subject to uncertainties and risks, including but not limited to: our reliance on certain major clients; the successful combination of revenue growth with operating expense reduction to result in improved profitability and cash flow; government regulation and tax policy; economic conditions; competition and pricing; dependence on our labor force; reliance on technology; telephone and internet service dependence; the ability, means, and willingness of financial markets to finance our operations; and other operational, financial or legal risks or uncertainties detailed in our SEC filings from time to time. Should one or more of these uncertainties or risks materialize, actual results may differ materially from those described in the forward-looking statements. We disclaim any intention or obligation to revise any forward-looking statements whether as a result of new expectations, conditions or circumstances, or otherwise.

HOUSEHOLDING AND WHERE YOU CAN FIND MORE INFORMATION

The SEC has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process is known as “householding.”

For this Information Statement, a number of brokers with account holders who are the Company’s stockholders will be “householding” this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the effected stockholders. Once you have received notice from your broker or from the Company that either of them will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in “householding” and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request “householding” by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather then through a brokerage account, you should direct your written request directly to the Company at the above address.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the Internet site maintained by the SEC at http://www.sec.gov.

You should rely only on the information contained in, or incorporated by reference as an Annex to, this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than March 27, 2007, or such earlier date as is expressly set forth herein.

Dated: March 27, 2007

By Order of the Board of Directors

/s/ Clive Ng
Clive Ng
President and Chairman

Annex 1
Certificate of Amendment To Articles of Incorporation

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Alpha Nutra, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 of the Certificate of Incorporation, relating to the name of the corporation, is hereby amended to read as follows:

"Article 1: The name of the corporation is China Broadband, Inc. "

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 71%

4. Effective date of filing (optional): 3/7/07

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X ______________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Reset

Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07